UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

LAKE AREA CORN PROCESSORS, LLC

(Exact name of small business issuer as specified in its charter)

South Dakota	0-50254	46-0460790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34

P.O. Box 100

Wentworth, South Dakota 57075

(Address of principal executive offices)

(605) 483-2676

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2005, Dakota Ethanol, LLC, the registrant’s majority-owned subsidiary, entered into an employment agreement with Scott Mundt.  Mr. Mundt will serve in the position Transition Coordinator, which includes management of the day-to-day operations of Dakota Ethanol.  Mr. Mundt’s employment began on October 17, 2005, the effective date of the employment agreement.  Pursuant to the employment agreement, we will pay Mr. Mundt a base salary of $90,000.  In addition, he will be eligible for monthly compensation payments based upon a percentage of Dakota Ethanol’s monthly earnings.

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On December 16, 2005, the Registrant’s Board of Managers approved a cash distribution of $0.10 per membership unit or a total of $2,962,000 to its unit holders of record as of September 1, 2005.

A copy of the Registrant’s newsletter announcing and describing this distribution was made available on the Registrant’s website on December 22, 2005 and is attached hereto as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Principal Officers

On December 16, 2005, Greg Van Zanten announced he will not seek re-election as chairman and director on the Board of Directors of Lake Area Corn Processors, LLC. His term will expire the date of the 2006 annual meeting.  Elections will be held to fill his position at the 2006 annual meeting.

A copy of the Registrant’s newsletter containing Mr. Van Zanten’s announcement of his decision not to run for re-election was made available on the Registrant’s website on December 22, 2005 and is attached hereto as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Newsletter dated December 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

12/22/2005	/s/Douglas Van Duyn
Date	Douglas Van Duyn, Chief Executive Officer